Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Significant Accounting Policies

Note 2—Significant Accounting Policies

Going Concern. The accompanying consolidated financial statements and notes have been prepared assuming we will continue as a going concern. For the years ended December 31, 2020 and December 31, 2019, respectively, we had an accumulated deficit and a working capital deficit. These circumstances raise substantial doubt as to our ability to continue as a going concern. Our ability to continue as a going concern is dependent upon our ability to generate profits by expanding current operations as well as reducing our costs and increasing our operating margins, and to sustain adequate working capital to finance our operations. The failure to achieve the necessary levels of profitability and cash flows would be detrimental to us. The consolidated financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

Use of Estimates. Conformity with GAAP requires the use of estimates and judgments that affect the reported amounts in our consolidated financial statements and accompanying notes. These estimates form the basis for judgments we make about the carrying values of our assets and liabilities, which are not readily apparent from other sources. We base our estimates and judgments on historical information and on various other assumptions that we believe are reasonable under the circumstances. GAAP requires us to make estimates and judgments in several areas, including, but not limited to, those related to deferred revenues, reserve for breakage, deferred costs, revenue recognition, commitments and contingencies, fair value of financial instruments, useful lives of property and equipment, right-of-use assets, and income taxes. These estimates are based on management’s knowledge about current events and expectations about actions we may undertake in the future. Actual results could differ materially from those estimates.

Cash and cash equivalents. We consider all highly liquid instruments with an original maturity of three months or less to be cash or cash equivalents. We continually monitor and evaluate our investment positions and the creditworthiness of the financial institutions with which we invest and maintain deposit accounts. When appropriate, we utilize Certificate of Deposit Account Registry Service (CDARS) to reduce banking risk for a portion of our cash in the United States. A CDAR consists of numerous individual investments, all below the FDIC limits, thus fully insuring that portion of our cash. At December 31, 2020 and 2019, we did not have a CDAR balance.

Restricted cash. Restricted cash balances consist primarily of funds on deposit with credit card and other payment processors. These balances do not have the benefit of federal deposit insurance and are subject to the financial risk of the parties holding these funds. Restricted cash balances held by credit card processors are unavailable to us unless, and for a period of time after, we discontinue the use of their services. Because a portion of these funds can be accessed and converted to unrestricted cash in less than one year in certain circumstances, that portion is considered a current asset. Restricted cash is included with cash and cash equivalents in our consolidated statements of cash flows.

 Deposits with credit card processors. The deposits with our credit card processors are held due to arrangements under which our credit card processors withhold credit card funds to cover charge backs in the event we are unable to honor our commitments. These deposits are included in restricted cash on our consolidated balance sheet.

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts in the consolidated cash flow statements:

	December 31,	December 31,
(in thousands)	2020	2019
Cash and cash equivalents	$1,514	$3,839
Restricted cash	1,180	2,389
Total cash, cash equivalents, and restricted cash shown in the cash flow statement	$2,694	$6,228

Financial Instruments. Financial instruments consist primarily of cash and cash equivalents, accounts payable, deferred course expenses, accrued expenses, deferred revenue, and debt. U.S. GAAP requires the disclosure of the fair value of financial instruments, including assets and liabilities recognized in the balance sheets. Management believes the carrying value of the other financial instruments recognized on the consolidated balance sheets (including receivables, payables and accrued liabilities) approximate their fair value due to length of maturity of these instruments, the majority of which is short-term. The carrying value of long-term debt approximates fair value since the related rates of interest approximate current market rates.

Inventory. Inventory consists primarily of books, videos and training materials held for sale to students enrolled in our training programs. Inventory is stated at the lower of cost or market using the first-in, first-out method.

Property, equipment and Impairment of long-lived assets. Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as presented in the following table:

Building	40 years
Residential rental properties	27.5 years
Furniture, fixtures and equipment	3-7 years
Purchased software	3 years

Residential rental properties generate monthly income from individual tenants. Income from these properties is recognized and included in other income.

Leasehold improvements are amortized over the shorter of the estimated useful asset life or the remaining term of the applicable lease.

In accordance with U.S. GAAP, we evaluate the carrying amount of our long-lived assets such as property and equipment, and finite-lived intangible assets subject to amortization for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by the comparison of its carrying amount with the future net cash flows the asset is expected to generate. We look primarily to the undiscounted future cash flows in the assessment of whether or not long-lived assets have been impaired. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

Other assets included our residential investment property. On January 17, 2020, we sold this property for $390.6 thousand and recognized a gain of $33.1 thousand, within Other income in the Consolidated Statements of Operations and Comprehensive Income. The proceeds were held in escrow until December 8, 2020, when they used to pay the joint liquidators of LEA UK as payment of intercompany debts (see “Litigation” on Note 15 “Commitments and Contingencies”).

Revenue recognition.

We recognize revenue when our customers obtain control of promised goods or services, in an amount that reflects the consideration which we expect to receive in exchange for those goods or services, in accordance with Topic 606.

Revenue amounts presented in our consolidated financial statements are recognized net of sales tax, value-added taxes, and other taxes.

In the normal course of business, we recognize revenue based on the customers’ attendance of the course, mentoring training, coaching session or delivery of the software, data or course materials on-line. After a customer contract expires, we record breakage revenue less a reserve for cases where we allow a customer to attend after expiration. We had deferred revenue of $15.8 million and $46.5 million related to contractual commitments with customers where the performance obligation will be satisfied over time, which ranges from one to two years as of December 31, 2020 and 2019, respectively. The revenue associated with these performance obligations is recognized as the obligation is satisfied.

The following tables disaggregate our segment revenue by revenue source:

	Years Ended December 31, 2020				Years Ended December 31, 2019
Revenue Type:	North America	U.K.	Other foreign markets	Total Consolidated Revenue	North America	U.K.	Other foreign markets	Total Consolidated Revenue
	(In thousands)				(In thousands)
Seminars	18,117	1,058	8,598	27,773	32,714	2,562	8,346	43,622
Products	427	—	—	427	9,404	1,141	3,777	14,322
Coaching and Mentoring	1,059	—	393	1,452	5,564	138	4,465	10,167
Online and Subscription	3,945	—	111	4,056	2,070	6	351	2,427
Other	453	—	—	453	4,675	281	2	4,958
Total revenue	24,001	1,058	9,102	34,161	54,427	4,128	16,941	75,496

Deferred course expenses. We defer licensing fees and commissions and fees paid to our speakers and telemarketers until such time as the revenue is earned. Our speakers, who are all independent contractors, earn commissions on the cash receipts received at our training events and are paid approximately 45 days after the training event. The deferred course expenses are expensed as the corresponding deferred revenue is recognized. We also capitalize the commissions and fees paid to our speakers and expense them as the corresponding deferred revenue is recognized.

Advertising expenses. We expense advertising as incurred. Advertising paid in advance is recorded as a prepaid expense until such time as the advertisement is published.

Income taxes. We account for income taxes in conformity with the requirements of ASC 740, Income Taxes (“ASC 740”). Per ASC 740, the provision for income taxes is calculated using the asset and liability approach of accounting for income taxes. We recognize deferred tax assets and liabilities, at enacted income tax rates, based on the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities. We include any effects of changes in income tax rates or tax laws in the provision for income taxes in the period of enactment. When it is more likely than not that a portion or all of a deferred tax asset will not be realized in the future, we provide a corresponding valuation allowance against the deferred tax asset.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, disclosures and transition.

Foreign currency translation. We account for foreign currency translation in accordance with ASC 830, Foreign Currency Translation. The functional currencies of our foreign operations are the reported local currencies. Translation adjustments result from translating our foreign subsidiaries’ financial statements into United States dollars. The balance sheet accounts of our foreign subsidiaries are translated into United States dollars using the exchange rate in effect at the balance sheet date. Revenue and expenses are translated using average exchange rates for each month during the fiscal year. The resulting translation gains or losses are recorded as a component of accumulated other comprehensive income in stockholders’ deficit. Business is generally transacted in a single currency not requiring meaningful currency transaction costs. We do not practice hedging as the risks do not warrant the costs.

Share-based compensation. We account for share-based awards under the provisions of ASC 718, “Compensation—Stock Compensation.” Accordingly, share-based compensation cost is measured at the grant date based on the fair value of the award and we expense these costs using the straight-line method over the requisite service period. See Note 7 “Share-Based Compensation”, for additional disclosures regarding our share-based compensation.

Comprehensive income. Comprehensive income includes changes to equity accounts that were not the result of transactions with stockholders. Comprehensive income is comprised of net income and other comprehensive income items. Our comprehensive income generally consists of changes in the cumulative foreign currency translation adjustment.

Discontinued operations. ASC 205-20-45, “Presentation of Financial Statements Discontinued Operations” requires discontinued operations to be reported if the disposal of a business component represents a strategic shift that has a major effect on an entity’s operations and financial reports. We have determined that the sale of Legacy UK meets this criterion. Accordingly, the assets, deferred revenues, and income statement of Legacy UK were transferred to discontinued operations to close out the business. See Note 4 “Discontinued Operations”, for additional disclosures regarding Legacy UK.

New Accounting Pronouncements

We have implemented all new accounting pronouncements that are in effect and that management believes would materially affect our financial statements.

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The amendments provide optional guidance for a limited time to ease the potential burden in accounting for reference rate reform. The new guidance provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts and hedging relationships that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued due to reference rate reform. These amendments are effective immediately and may be applied prospectively to contract modifications made and hedging relationships entered into or evaluated on or before December 31, 2022. The application of this guidance will not have a material impact on our financial statements.

In 2019, the FASB issued ASU No. 2019-12, “Income Taxes: Simplifying the Accounting for Income Taxes.” This standard simplifies the accounting and disclosure requirements for income taxes by clarifying existing guidance to improve consistency in application of ASC 740. This standard also removed the requirement to calculate income tax expense for the stand-alone financial statements of wholly owned subsidiaries. The guidance will be effective for fiscal years and interim periods beginning after December 15, 2020. Different components of the guidance require retrospective, modified retrospective or prospective adoption, and early adoption is permitted. We will adopt this guidance when it becomes effective, in the first quarter of 2021, and the impact on our financial statements is not expected to be material.